DBALT 2007-1

SERVICER APPOINTMENT, ASSUMPTION AND AMENDMENT AGREEMENT (SERVICING CONTRACT)

THIS SERVICER APPOINTMENT, ASSUMPTION AND AMENDMENT AGREEMENT (SERVICING CONTRACT) (this “Agreement”), dated as of November 1, 2007, is by and among ACE Securities, Corp., as depositor (the “Depositor”), DB Structured Products, Inc., as sponsor (the “Sponsor”), MidFirst Bank, as a servicer (“MidFirst”), Wells Fargo Bank, National Association, as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), and HSBC Bank USA, National Association, as trustee (the “Trustee”), and is acknowledged and agreed to by GMAC Mortgage, LLC (“GMACM”).

W I T N E S S E T H

WHEREAS, the Depositor, the Sponsor and GMACM entered into the Assignment, Assumption and Recognition Agreement (the “Assignment Agreement”), dated as of June 29, 2007 (the “Closing Date”);

WHEREAS, the Assignment Agreement provided for, among other things, the assignment by the Sponsor to the Depositor of the Amended and Restated Servicing Agreement (the “Servicing Agreement”; together with the Assignment Agreement, the “Servicing Contract”), dated as of January 2, 2007, between the Sponsor and GMACM, and the servicing of the mortgage loans identified on Schedule 1 hereto (the “Mortgage Loans”) by GMACM for the benefit of the Depositor and its successors and assigns;

WHEREAS, as stated in the Assignment Agreement, on the Closing Date pursuant to that certain Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of June 1, 2007, by and among the Depositor, the Master Servicer, Clayton Fixed Income Services, as credit risk manager, the Securities Administrator and the Trustee, the Depositor transferred and assigned all of its rights, title and interest, in, to and under the Servicing Contract to the Trustee for the benefit of the holders of the certificates issued in connection with the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 securitization transaction (the “Securitization”);

WHEREAS, pursuant to Section 6.01(b) of the Servicing Agreement, the Sponsor has the right to terminate GMACM as Servicer of the Mortgage Loans without cause upon the satisfaction of certain conditions described in this Agreement;

WHEREAS, the Depositor and the Sponsor desire to amend certain provisions of the Servicing Contract to better effectuate the replacement of GMACM as the Servicer thereunder with respect to the Mortgage Loans;

WHEREAS, as of the beginning of business on the Termination Date (as defined herein) MidFirst shall (i) assume all duties and obligations of GMACM solely in its capacity as servicer of the Mortgage Loans under the Servicing Contract (provided; that GMACM shall retain certain duties and obligations as set forth in Section 6.02 of the Servicing Agreement and Section 3(f) of this Agreement) and (ii) service and administer the Mortgage Loans for the benefit of the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 (the “Trust”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1.

Defined Terms.

For purposes of this Agreement, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Assignment Agreement or the Servicing Agreement, as applicable.

SECTION 2.

Amendments.

(a)

Servicing Agreement.  Upon satisfaction of the conditions precedent set forth in Section 6 of this Agreement and the appointment of MidFirst as Servicer of the Mortgage Loans as set forth in Section 3 of this Agreement, the Servicing Agreement shall be amended as follows:

(i)

The definition of “Custodial Account” in Section 1.01 of the Servicing Agreement is hereby amended by deleting the words “Section 2.06” and replacing them with “Section 2.04”;

(ii)

The definition of “Rating Agency” in Section 1.01 of the Servicing Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

Rating Agency or Rating Agencies: Moody’s and Standard & Poor’s or their successors. If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

(iii)

Paragraph three of Section 2.02 of the Servicing Agreement is hereby deleted in its entirety.

(iv)

Section 11.01(i) of the Servicing Agreement is hereby deleted in its entirety and replaced with the following (with the added text underlined for ease of review):

(i)

(a) the servicer rankings or ratings of Servicer are downgraded by either Rating Agency or (b) either Fannie Mae or Freddie Mac rescinds the Servicer’s approved servicer status.

(v)

Section 11.01 of the Servicing Agreement is hereby amended by inserting the following new subparts immediately after subpart (i) thereof:

(j)

Any governmental authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property or assets of the Servicer or any of the Servicer’s affiliates, or shall have taken any action to displace the management of the Servicer or any of the Servicer’s affiliates or to curtail its authority in the conduct of the business of the Servicer or any of the Servicer’s affiliates, or takes any action in the nature of enforcement to remove, limit or restrict the approval of the Servicer or any of the Servicer’s affiliates as an issuer, buyer or a seller/servicer of Mortgage Loans or securities backed thereby; or

(k)

Owner shall reasonably request, specifying the reasons for such request, reasonable information, and/or written responses to such requests, regarding the financial well being of the Servicer and such reasonable information and/or responses shall not have been provided within five (5) Business Days of such request; or

(l)

the Servicer shall have defaulted under any debt or repurchase obligation beyond any cure period provided for in such debt or repurchase obligation; or

(m)

the Servicer’s audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of the Servicer as a “going concern” or a reference of similar import or shall indicate that the Servicer has a negative net worth or is insolvent.

(vi)

Section 13.01(b) of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

(b)

If to Servicer:

MidFirst Bank

999 NW Grand Boulevard

Oklahoma City, Oklahoma  73118

Attention: Scott Reed, First Vice President

with copies to:

Ken R. Clark, Executive Vice President

David D. Morgan, General Counsel

(vii)

Exhibit 18 of the Servicing Agreement is hereby deleted in its entirety and replaced with the form attached hereto as Annex 1.

(b)

Assignment Agreement.  Upon satisfaction of the conditions precedent set forth in Section 6 of this Agreement and the appointment of MidFirst as Servicer of the Mortgage Loans as set forth in Section 3 of this Agreement, the Assignment Agreement shall be amended as follows:

(i)

Section 4(f) of the Assignment Agreement is hereby deleted in its entirety and replaced with the following:

(f)

From and after November 1, 2007 with respect to the Assigned Loans, the Company shall service the Assigned Loans in accordance with the terms and provisions of the Servicing Agreement, and the Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement with respect to the Assigned Loans in favor of Assignee, and shall remit collections received to such accounts.  The Custodial Account and Escrow Account shall be entitled “MidFirst Bank, as servicer in trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.”

(ii)

Section 4(e) of the Assignment Agreement is hereby modified by deleting the phrase “Section 9.01 of the Servicing Agreement” and replacing such phrase with “Section 10 of the Servicing Agreement”;

(iii)

Section 7 (Modification of the Servicing Agreement) of the Assignment Agreement is hereby deleted and replaced in its entirety with the text of Exhibit 1 to this Agreement;

(iv)

Section 9 of the Assignment Agreement is hereby modified by inserting the following sentence after the last sentence thereof:  “This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.”

(v)

Section 11(a) of the Assignment Agreement is hereby deleted in its entirety and replaced with the following:

(a)

In the case of Company,

MidFirst Bank

999 NW Grand Boulevard

Oklahoma City, Oklahoma  73118

Attention: Scott Reed, First Vice President

with copies to:

Ken R. Clark, Executive Vice President

David D. Morgan, General Counsel

(vi)

The following text is hereby added as Section 23 of the Assignment Agreement:

(23)

A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this AAR Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

SECTION 3.

Appointment of Servicer.

(a)

Upon satisfaction of the conditions precedent set forth in Section 6 of this Agreement, the Sponsor hereby (i) terminates GMACM as the Servicer under the Servicing Contract to be effective as of November 1, 2007 (the “Termination Date”) with respect to the Mortgage Loans, and GMACM shall cease all servicing activities as of the close of business on October 31, 2007, and (ii) appoints MidFirst as Servicer solely with respect to the servicing of the Mortgage Loans under the Servicing Contract (as amended by this Agreement) and MidFirst shall assume the responsibilities of GMACM as a Servicer under the Servicing Contract (as amended by this Agreement), solely with respect to the servicing of the Mortgage Loans, as of the beginning of business on the Termination Date (including, without limitation, the obligation to pay any prepayment interest shortfall on and after the Termination Date).

(b)

Sponsor hereby acknowledges and agrees, in accordance with the terms and conditions of Section 6.01(b) of the Servicing Agreement, to pay any applicable Deboarding Fees and/or Termination Fees and any reasonable and necessary costs and expenses incurred by GMACM, the Master Servicer or the Securities Administrator arising from the transfer of servicing to MidFirst.

(c)

In connection with the appointment of MidFirst as the Servicer under the Servicing Contract (as amended by this Agreement), within five (5) Business Days after the Termination Date, the Sponsor shall cause MidFirst to reimburse GMACM for all outstanding Advances and Servicing Advances due and owing to GMACM under the Servicing Contract in connection with GMACM’s servicing and administration of the Mortgage Loans prior to the Termination Date.  GMACM shall provide all servicer release reports to MidFirst within (3) Business Days following the Termination Date.  In addition, GMACM shall remit to MidFirst all escrow and suspense funds (net of negative escrow balances) within five (5) Business Days following the Termination Date; provided, that if such amount is negative MidFirst shall reimburse GMACM any such amount within five (5) Business Days following the Termination Date.

(d)

The Master Servicer, subject to the satisfaction of the conditions precedent set forth in Section 6 of this Agreement and in reliance upon the representations and warranties set forth in Section 5 hereof, consents to the appointment of MidFirst as the Servicer under the Servicing Contract.  The Master Servicer hereby acknowledges and agrees to accept a principal prepayment report from each of GMACM and MidFirst in connection with the Distribution Date occurring in November 2007.

(e)

MidFirst hereby acknowledges and agrees that it (i) accepts the appointment as the Servicer solely with respect to the servicing of the Mortgage Loans under the Servicing Contract (as amended by this Agreement); (ii) shall begin servicing and administering the Mortgage Loans for the benefit of the Trust pursuant to the terms and conditions of the Servicing Contract (as amended by this Agreement) at the beginning of business on the Termination Date; (iii) assumes and agrees to discharge the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer solely in its role as servicer of the Mortgage Loans under the Servicing Contract (as amended by this Agreement), and (iv) assumes and agrees, as of the date hereof, to be bound by all terms and conditions of the Servicing Contract (as amended by this Agreement) that relate to the servicing of the Mortgage Loans.

(f)

GMACM hereby acknowledges and agrees that it shall comply with the servicing transfer procedures in respect of the Mortgage Loans as set forth in Section 6.02 of the Servicing Agreement.  GMACM further acknowledges and agrees that in addition to the survival of certain duties and obligations as set forth in Section 6.02 of the Servicing Agreement, GMACM shall deliver (i) a statement of compliance as set forth in Section 14.04 of the Servicing Agreement which shall correspond to the time period during 2007 that GMACM acted as Servicer of the Mortgage Loans under the Servicing Contract and (ii) all applicable reports as set forth in Section 14.05 of the Servicing Agreement which shall correspond to the entire year of 2007.

(g)

Subject to the satisfaction of the conditions precedent in Section 6 of this Agreement, within five (5) Business Days after the Termination Date (i) each account that, pursuant to the terms of the Servicing Contract (as amended by this Agreement), is required to be established and maintained by GMACM with respect to the Mortgage Loans shall be moved to and maintained by MidFirst, and (ii) GMACM shall remit to MidFirst all funds in respect of the Mortgage Loans on deposit in any account held by GMACM. This Agreement shall be deemed to satisfy any and all requirements in the Servicing Contract for notice of change in any such account.

(h)

It is hereby acknowledged and agreed that GMACM will prepare and deliver to MidFirst, within one (1) Business Day following the November 2007 Determination Date (as defined in the Assignment Agreement), any reports related to information in GMACM’s possession that shall be necessary for MidFirst to make the November 2007 remittance on the related Remittance Date.

(i)

The parties hereto hereby acknowledge and agree that MidFirst shall have no duty or obligation to comply with the terms and conditions set forth in the Transfer Instructions attached as Exhibit 8 to the Servicing Agreement.

SECTION 4.

Prepayment Charges.

(a)

MidFirst hereby agrees it will not waive any Prepayment Charge with respect to a Mortgage Loan unless it is waived in accordance with the standard set forth in Section 2.01 of the Servicing Agreement.

If the agreement set forth in this Section 4(a) above is breached by MidFirst, MidFirst will pay the amount of such waived Prepayment Charge, for the benefit of the holders of the Class P Certificates issued pursuant to the Pooling and Servicing Agreement, by depositing such amount into the related Custodial Account within ninety (90) days of the earlier of discovery by MidFirst or receipt of notice by MidFirst of such breach.  Notwithstanding the foregoing, or anything to the contrary contained in the Servicing Contract, MidFirst shall have no liability for a waiver of any Prepayment Charge in the event that MidFirst’s determination to make such a waiver was made by MidFirst in reliance on information properly received by MidFirst from any Person in accordance with the terms of the Servicing Contract.

SECTION 5.

Representations and Warranties of MidFirst, the Depositor and the Sponsor.

(a)

The following representations and warranties are hereby made by MidFirst to the Sponsor, the Depositor, the Master Servicer, the Securities Administrator and the Trustee as of the date hereof:

(i)

It is duly organized and is validly existing and in good standing under the jurisdiction of its organization and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by it in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(ii)

It has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (a) the enforceability hereof may be limited by the effect of insolvency, liquidation, conservatorship and other similar laws administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and further subject to public policy with respect to indemnity and contribution under applicable securities law.

(iii)

The execution and delivery of this Agreement by it, the servicing of the Mortgage Loans by it under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (A) result in a material breach of any term or provision of its charter or by-laws or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

(iv)

It is an approved servicer of conventional mortgage loans for Fannie Mae or Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

(v)

No litigation is pending or, to the best of its knowledge, threatened in writing, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(vi)

No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

(vii)

To the extent that MidFirst has serviced a mortgage loan for a period of sixty (60) days, MidFirst has accurately and fully reported, and will continue to accurately and fully report, its borrower credit files to each of the credit repositories in a timely manner materially in accordance with the Fair Credit Reporting Act and its implementing legislation.

(viii)

MidFirst is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

(ix)

MidFirst (i) is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, (ii) has a GAAP net worth of at least $25,000,000 and (iii) is either a HUD-approved mortgagee whose primary business is in servicing of mortgage loans or its deposits are insured by the FDIC, SAIF and/or BIF.

(b)

The following representations and warranties are hereby made by the Depositor to the Sponsor, MidFirst, the Master Servicer, the Securities Administrator and the Trustee as of the date hereof:

(i)

The Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

(ii)

The Depositor has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (a) bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and further subject to public policy with respect to indemnity and contribution under applicable securities law.

(iii)

The execution and delivery of this Agreement by the Depositor, the consummation of any of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Depositor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

(iv)

No litigation is pending or, to the best of its knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform any of its obligations under this Agreement in accordance with the terms hereof.

(v)

No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

(c)

The following representations and warranties are hereby made by the Sponsor to the Depositor, MidFirst, the Master Servicer, the Securities Administrator and the Trustee as of the date hereof:

(i)

The Sponsor is duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Sponsor in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to sell the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

(ii)

The Sponsor has the full corporate power and authority and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and further subject to public policy with respect to indemnity and contribution under applicable securities law.

(iii)

The execution and delivery of this Agreement by the Sponsor, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business of the Sponsor and will not (A) result in a material breach of any term or provision of its charter or by-laws of the Sponsor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Sponsor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Sponsor; and the Sponsor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair its ability to perform or meet any of its obligations under this Agreement.

(iv)

No litigation is pending or, to the best of the Sponsor’s knowledge, threatened, against the Sponsor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to perform any of its obligations under this Agreement in accordance with the terms hereof.

(v)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Sponsor of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Sponsor has obtained the same.

(vi)

The Sponsor has the right to terminate GMACM as a Servicer pursuant to Section 6.01(b) of the Servicing Agreement and such termination shall be exercised in accordance with the terms and conditions of the Servicing Contract and applicable law.

SECTION 6.

Conditions Precedent.

The transactions contemplated by this Agreement shall be conditioned upon the satisfaction of the following conditions precedent:

(i)

each of the Sponsor, the Depositor, the Master Servicer and the Trustee shall have executed this Agreement evidencing its consent to the appointment of MidFirst as the Servicer solely with respect to the servicing of the Mortgage Loans under the Servicing Contract;

(ii)

MidFirst shall have executed this Agreement evidencing its acceptance of its appointment as the Servicer solely in the capacity of a servicer of the Mortgage Loans under the Servicing Contract and its agreement to be bound by the terms of this Agreement and the Servicing Contract as such terms relate to the servicing of the Mortgage Loans;

(iii)

the Sponsor shall have used its commercially reasonable efforts to provide GMACM with written notice of termination pursuant to Section 6.01(b) of the Servicing Agreement by registered mail at least thirty (30) days prior to the Termination Date; provided that the Sponsor shall have provided such notice no less than twenty (20) days prior to the Termination Date; and

(iv)

the Sponsor has obtained a letter from each Rating Agency to the effect that the transfer of servicing contemplated hereby will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the securities issued pursuant to the Pooling and Servicing Agreement.

SECTION 7.

Effectiveness of this Agreement.

Upon execution of this Agreement and upon satisfaction of the conditions precedent set forth in Section 6 hereof, the Servicing Contract shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Sponsor, MidFirst, GMACM, the Master Servicer, the Securities Administrator and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Agreement shall be deemed to be part of the terms and conditions of the Servicing Contract for any and all purposes. Except as modified and expressly amended by this Agreement, the Servicing Contract is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 8.

Binding Effect.

The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Depositor, the Sponsor, MidFirst, the Master Servicer, the Securities Administrator and the Trustee.

SECTION 9.

Governing Law.

This Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of law principles) and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws (except for Section 5-1401 of the New York General Obligations Law which shall govern).

SECTION 10.

Severability of Provisions.

If any one or more of the provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions or terms of this Agreement.

SECTION 11.

Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 12.

Counterparts.

This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the Depositor, the Sponsor, MidFirst, the Master Servicer, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

ACE SECURITIES CORP., as Depositor By: /s/ Doris J. Hearn Name: Doris J. Hearn Title: Vice President	HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee By: /s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President
DB STRUCTURED PRODUCTS, INC., as Sponsor By: /s/ Ernest Calabrese Name: Ernest Calabrese Title: Director By: /s/ Susan Valenti Name: Susan Valenti Title: Director	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer and Securities Administrator By: /s/ Kristen Ann Cronin Name: Kristen Ann Cronin Title: Vice President
MIDFIRST BANK, as Servicer By: /s/ Scott Reed Name: Scott Reed Title: FVP

Acknowledged and Agreed to

for the purposes of Sections 3(a), 3(b), 3(c), 3(f), 3(g), 3(h), 3(i) and 7:

GMAC MORTGAGE, LLC

By: /s/ Wesley B. Howland

Name: Wesley B. Howland

Title: Vice President

DBALT 2007-1

EXHIBIT 1

Modification of the Servicing Agreement

7.

Company and Assignor hereby amend the Servicing Agreement with respect to the Assigned Loans as follows:

(a)

The following definitions are added to Section 1.01 of the Servicing Agreement:

Annual Independent Public Accountants’ Servicing Report:  A report of a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans or mortgage loans similar in nature to the Mortgage Loans by the Company and that such firm is of the opinion that the provisions of this Agreement or similar servicing agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to the attention of such firm which would indicate that such servicing has not been conducted in compliance therewith, except (i) such exceptions such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such report.  No Annual Independent Public Accountants’ Servicing Report shall contain any provision restricting the use of such report by the Company, including any prohibition on the inclusion of any such report in any filing with the Commission.

Cut-off Date:  June 1, 2007

Final Recovery Determination:  With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property repurchased by the Servicer pursuant to this Agreement), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

Monthly Advance:  The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 3.02 of the Servicing Agreement.

Net Mortgage Interest Rate:  The Mortgage Interest Rate minus the Servicing Fee.

Nonrecoverable Monthly Advance:  Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

Pooling and Servicing Agreement:  the Pooling and Servicing Agreement, dated as of June 1, 2007, among the Depositor, the Trustee, the Master Servicer, and the Securities Administrator.

Report Remittance Date:  Shall have the meaning assigned thereto in Section 5.01 of this Agreement.

Securities Administrator:  Wells Fargo Bank, N.A., or any successor thereto.

Trustee:  HSBC Bank USA, National Association, or any successor thereto.

(b)

The definition of “Depositor” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Depositor:  ACE Securities Corp.

(c)

The definition of “Determination Date” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Determination Date:  With respect to each Remittance Date, the fifteenth (15th) day of the calendar month in which such Remittance Date occurs or, if such fifteenth (15th) day is not a Business Day, the Business Day immediately following such fifteenth (15th) day.

(d)

The definition of “Due Period” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

(e)

The definition of “Master Servicer” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Master Servicer:  Wells Fargo Bank, N.A., or any successor thereto.

(f)

The definition of “Principal Prepayment Period” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Principal Prepayment Period:  With respect to each Remittance Date, the period beginning with the 16th day of the calendar month preceding the month in which such Remittance Date occurs and ending on the 15th day of the calendar month in which such Remittance Date occurs.

(g)

The definition of “Remittance Date” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Remittance Date:  The eighteenth (18th) day of each month, commencing, for any Mortgage Loan Package on the eighteenth day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately preceding such eighteenth (18th) day.

(h)

The definition of “Servicing Fee” in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

Servicing Fee: “With respect to each Mortgage Loan, the amount of the annual servicing fee the Owner shall pay to the Servicer, which shall, for each month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of the Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respectively which any related interest payment on a Mortgage Loan is computed.”

(i)

Section 2.01 of the Servicing Agreement is modified by deleting the words “unless the Servicer has obtained the prior written consent of the Owner,” from the fourth paragraph thereof.

(j)

Section 2.02 of the Servicing Agreement is modified by deleting the fourth paragraph of such section and replacing it with the following:

“The Servicer acknowledges and agrees that it shall take and initiate any legal actions with respect to any Mortgage Loans and REO Properties, including, without limitation, any foreclosure actions, acceptance of deeds-in-lieu of foreclosure, and any collection actions with respect to any Mortgage Loans or REO Properties on behalf of and in the name of the Trustee for the benefit of the related trust established pursuant to the Pooling and Servicing Agreement.  Wells Fargo Bank, N.A., as Securities Administrator on behalf of the Trust, agrees to reimburse the Servicer from assets of the trust fund  for any costs or expenses associated with assigning Mortgage Loans to a Servicer or MERS as the case may be.”

(k)

Section 2.04 of the Servicing Agreement is modified by deleting the word “and” after clause (vii) and adding the following clauses:

“(ix) with respect to each Principal Prepayment in full received during the portion of the Principal Prepayment Period occurring from the 16th day of the calendar month preceding the month in which the related Remittance Date occurs through and including the last day of the calendar month preceding the month in which the related Remittance Date occurs, an amount (“Prepayment Interest Shortfall”) (to be paid by the Servicer out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment in full, equals one month’s interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate, provided, however, that in no event shall the aggregate of deposits made by the Servicer exceed the aggregate amount of the Servicer’s Servicing Fee in the calendar month in which such deposits are required; and

(x) all Monthly Advances required to be made by the Servicer pursuant to Section 3.02.

(l)

Section 2.05 of the Servicing Agreement is modified by deleting the word “and” after clause (viii), changing clause (ix) to clause (xiii) and adding the following as clauses (ix), (x), (xi) and (xii):

(ix) to reimburse itself for Monthly Advances, the Servicer’s right to reimburse itself pursuant to this clause (ix) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees), Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, respecting which any such advance was made it being understood that, in the case of such reimbursement, the Servicer’s right thereto shall be prior to the rights of Owner;

(x) to reimburse the Servicer for any Monthly Advance previously made which the Servicer has determined to be a Nonrecoverable Monthly Advance;

(xi) to pay to itself, to the extent set forth in Section 4.03, with respect to each Principal Prepayment in full received during the portion of the related Prepayment Period occurring from the 1st day of the calendar month in which the related Remittance Date occurs through and including the last day of the related Prepayment Period, an amount (“Prepayment Interest Excess”) equal to interest (to the extent received) at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the 1st day of the calendar month in which such Remittance Date occurs and ending on the date on which such prepayment is so applied;

(xii) to reimburse itself to the extent set forth in Sections 4.08(a) and (b); and

(m)

Section 2.05 of the Servicing Agreement is modified by replacing the paragraph at the end of such Section with the following:

“The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses (ii) - (xii) above.  The Servicer shall provide written notification in the form of an Officers’ Certificate to the Owner, on or prior to the next succeeding Remittance Date, upon making any withdrawals from the Custodial Account pursuant to clause (v) and (x) above.”

(n)

The following shall be added as Section 2.23 of the Servicing Agreement:

“Notwithstanding anything in this Agreement to the contrary, the Servicer (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) or (ii) cause the trust fund to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions” after the startup date under the REMIC Provisions.

Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the Trustee with respect to whether such action could result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”), and the Servicer shall not take any such action or cause the trust fund to take any such action as to which it has been advised that an Adverse REMIC Event could occur.

The Servicer shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in the REMIC.  The Servicer shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

Any REO Property shall be disposed of by the Servicer before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Servicer is otherwise directed by the Assignee or such Mortgage Loan is not part of a REMIC.”

(o)

The first paragraph of Section 3.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

“On each Remittance Date, the Servicer shall remit by wire transfer of immediately available funds to the Owner (A) (i) all amounts credited to the related Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the related Custodial Account pursuant to Section 2.05, plus (ii) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 3.02; minus (B) (x) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period and (y) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.”

(p)

Section 3.02 of the Servicing Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

Section 3.02.

Monthly Advances.

(a)

Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 2.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the Net Mortgage Interest Rate, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

(b)

The obligation of the Servicer to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance.  The determination by the Servicer that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers’ Certificate delivered to the Owner.

(q)

Section 4.03 of the Servicing Agreement is hereby amended by deleting the last sentence of the first paragraph.

(r)

Section 4.03 of the Servicing Agreement is hereby further amended by adding the following paragraph at the end thereto:

“The Servicer shall also be entitled on each Remittance Date to the aggregate of any Prepayment Interest Excess collected during the portion of the Principal Prepayment Period commencing on the 1st day of the calendar month in which such Remittance Date occurs and ending on the date on which such prepayment is so applied, which Prepayment Interest Excess the Servicer may withdraw from the Custodial Account pursuant to Section 2.05; provided, however, any such Prepayment Interest Excess to which the Servicer is entitled shall be reduced by the amount by which the aggregate Prepayment Interest Shortfalls for such Principal Prepayment Period exceed the Servicer’s aggregate Servicing Fee received with respect to the related Due Period.”

(s)

Section 4.04 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.04

Reserved.

(t)

Section 4.05 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.05

Reserved.

(u)

Section 4.08(a) of the Servicing Agreement is hereby modified by deleting the phrase “Owner shall remain responsible, as between Owner and Servicer, for losses” in the first sentence therein and replacing such phrase with “the Servicer shall have the right to be reimbursed from amounts deposited in the Custodial Account, for losses, incurred by the Servicer,”.

(v)

Section 4.08(a) of the Servicing Agreement is hereby further modified by deleting the phrase “Owner shall be responsible” in the second sentence therein and replacing such sentence with “the Servicer shall have the right to be reimbursed from amounts deposited in the Custodial Account”.

(w)

Section 4.08(b) of the Servicing Agreement is hereby modified by deleting the phrase “Owner shall reimburse Servicer” in the first line therein and replacing such phrase with “The Servicer shall have the right to be reimbursed from amounts deposited in the Custodial Account”.

(x)

Section 4.08(b) of the Servicing Agreement is hereby further modified by deleting the phrase “will be reimbursed by Owner without approval of Owner” in the second line of the second paragraph therein and replacing such phrase with “shall be reimbursable from amounts deposited in the Custodial Account”.

(y)

Section 5.01 of the Servicing Agreement is hereby deleted in its entirety and the following paragraphs are substituted in lieu thereof:

“Not later than the fifth (5th) Business Day of each month (such date, the “Report Remittance Date”) the Servicer shall furnish to the Master Servicer a Monthly Remittance Advice, in the form of Exhibit 17 annexed hereto, with a trial balance report attached thereto, in the form of Exhibit 1 annexed hereto in electronic medium mutually acceptable to the Servicer and the Master Servicer, as to the preceding remittance and the period ending on the preceding Determination Date.

Not later than two (2) Business Days following the end of each Principal Prepayment Period, the Servicer shall deliver to the Master Servicer by electronic mail (or by such other means as the Servicer and the Master Servicer may agree from time to time) a prepayment report with respect to the related Remittance Date.  Such prepayment report shall include (i) such information with respect to the prepayment charges as the Master Servicer may reasonably require and (ii) information that the term of the last prepayment charge has expired or such prepayment charge has been waived.”

(z)

Exhibit 17 of the Servicing Agreement is hereby deleted, and the form attached hereto as Attachment 3 is substituted in its place.

(aa)

Section 6.01(a) of the Servicing Agreement is hereby deleted in its entirety.

(bb)

Section 8.06 of the Servicing Agreement is hereby deleted in its entirety and the following paragraphs are substituted in lieu thereof:

Section 8.06  Merger or Consolidation of Servicer

The Servicer shall keep in full effect its existence, rights and franchises as a limited liability company (or other entity resulting from merger, conversion or consolidation, to the extent permitted in this Section 8.06), and shall obtain and preserve its qualification to do business as a foreign limited liability company or such other entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation or other entity (including without limitation, a limited liability company) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to substantially all of the business of the Servicer (whether or not related to mortgage loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF or BIF, or which is a HUD-approved mortgagee whose primary business is in the servicing of mortgage loans, (iii) is a Fannie Mae or Freddie Mac approved seller/servicer in good standing, and (iv) having a servicer rating from each Rating Agency at least as high as the servicer rating of the Servicer as of the date hereof.

(cc)

The following shall be added as Section 13.19 of the Servicing Agreement:

Section 13.19

Third Party Beneficiary.  For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

(dd)

The following shall be added as Section 14.05(c) of the Servicing Agreement:

Notwithstanding the foregoing provisions of Section 14.05, (i) in the event that during any calendar year (or applicable portion thereof) the Company services 5% or less of the mortgage loans in a Securitization Transaction, as calculated by the Master Servicer for such Securitization Transaction, or (ii) in any calendar year in which an annual report on Form 10-K is not required to be filed with respect to an issuing entity or Securitization Transaction, then, in each such event, the Company may, in lieu of providing an assessment of compliance and attestation thereon in accordance with Item 1122 of Regulation AB, provide (and cause each Subservicer and Subcontractor described in clause (a)(iii) above to provide) to the Depositor and the Master Servicer for such Securitization Transaction, by not later than March 15 of such calendar year, an Annual Independent Public Accountants’ Servicing Report.  If the Company provides an Annual Independent Public Accountants’ Servicing Report pursuant to this subsection (c), then the certification required to be delivered by the Company (and its Subservicers and Subcontractors) pursuant to clause (a)(iv) above shall be in the form of Exhibit 20A attached hereto instead of Exhibit 20.

(ii)

The form attached hereto as Attachment 4 shall be added as Exhibit 20A to the Servicing Agreement.

SCHEDULE 1

MORTGAGE LOANS

[ON FILE WITH DB STRUCTURED PRODUCTS, INC.]

ANNEX 1

EXHIBIT 18

[RESERVED]